UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 30, 1996

                      CONSOLIDATED HYDRO, INC.
       (Exact name of registrant as specified in its charter)

                             Delaware
           (State or other jurisdiction of incorporation)


     Not Yet Issued
    Reg. No. 33-69762                   06-1138478
- ------------------------      ---------------------------------
(Commission File Number)      (IRS Employer Identification No.)

Stamford Towers,
680 Washington Boulevard, Stamford, Connecticut           06901
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (203) 425-8850

                               None
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  (Former name or former address, if changed since last report)















Item 5.  Other Events

            On June 30, 1996, Olof S. Nelson, Chairman of the Board, President, Chief Executive Officer and a director, resigned each of his positions with Consolidated Hydro, Inc. (the "Company") and its subsidiaries to pursue outside interests, effective immediately. James T. Stewart, currently the President and Chief Executive Officer of CHI Power, Inc., a subsidiary of the Company, was appointed Chief Executive Officer and a member of the Company's Board of Directors.

                                 SIGNATURE
                                 ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 30, 1996                 CONSOLIDATED HYDRO, INC.


                                        By: /s/ Edward M. Stern
                                            -----------------------
                                             Edward M. Stern,
                                              Executive Vice
                                              President, General
                                              Counsel and Secretary